Exhibit 10.24

TRUST AGREEMENT

Dated as of December 1, 2009

among

UNION FIDELITY LIFE INSURANCE COMPANY,

as Grantor

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK,

as Beneficiary

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

EXHIBIT A - List of Assets Deposited in the Trust Account

EXHIBIT B - Specific Categories of Assets for Investments and Substitutions within the Trust Account

TRUST AGREEMENT

TRUST AGREEMENT, dated as of December 1, 2009 (the “Agreement”), shall be between and among Union Fidelity Life Insurance Company, an Illinois corporation (the “Grantor”), Genworth Life Insurance Company of New York, a New York corporation (the “Beneficiary”) and Deutsche Bank Trust Company Americas, a New York banking corporation (the “Trustee”). The Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, the Grantor desires to transfer assets to the Trustee for deposit in a trust account (the “Trust Account”);

WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to receive and hold such assets in a safe place in trust in the Trust Account for the sole use and benefit of the Beneficiary; and

WHEREAS, this Agreement shall not be subject to any conditions or qualifications outside of this Trust Agreement, is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1. Deposit of Assets to the Trust Account.

(a)	The Grantor shall establish the Trust Account and the Trustee shall administer the Trust Account in its name as Trustee for the sole benefit of the Beneficiary. The Trust Account shall be subject to withdrawal by the Beneficiary solely as provided herein. The Trustee hereby accepts the Trust Account upon the terms set forth in this Trust Agreement.

(b)	The Grantor shall transfer to the Trustee, for deposit to the Trust Account, cash and Eligible Securities (as hereinafter defined), including the assets listed in Exhibit A hereto (all such assets, together with the proceeds thereof, all investments of such assets and proceeds in other assets, and all substitutions of such assets and proceeds for other assets, are herein referred to individually as an “Asset” and collectively as the “Assets”). The Assets shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined). All Assets shall be maintained by the Trustee in the Trust Account separate and distinct from all other assets on the books of the Trustee and in accordance with the terms of this Trust Agreement. In the event of any payment default as to any Asset in the Trust Account or in the event that any Asset is no longer an Eligible Security, the Grantor shall, within five (5) business days after receiving notice from the Trustee, or the Grantor having knowledge of such default or ineligibility, substitute other Assets which meet the requirements of an Eligible Security, and having a current fair market value equal to the impaired Assets.

(c)	The Grantor hereby represents and warrants that all Assets transferred by the Grantor to the Trustee for deposit to the Trust Account and all Assets invested and substituted at the direction of the Grantor hereunder (i) will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement (ii) will consist only of cash and Eligible Securities, and (iii) that the Grantor has at the time of transfer into this Trust Account good and marketable title to the Assets to be so transferred and each Asset shall be at the time of transfer free and clear of all claims, liens, interests and encumbrances (other than those arising under this Trust Agreement).

(d)	Prior to depositing the Assets into the Trust Account, and from time to time thereafter as required, the Grantor shall execute assignments, endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or other Assets requiring assignments, so that, to the extent, practicable, the Beneficiary whenever may, and the Trustee upon the direction by the Beneficiary will, negotiate any such assets without the consent or signature from the Grantor or any other person or entity. The Grantor shall give all notices and take all actions as the Trustee deems appropriate in order to cause payments due or that become due on any asset within the Trust Account to be paid to the Trustee. The Grantor shall not make or consent to any waiver, amendment or restriction on transfer with respect to any Asset in the Trust Account, in each case without the Beneficiary’s prior written consent.

2. Withdrawal of Assets from the Trust Account.

(a)	Without notice to or the consent of the Grantor, the Beneficiary shall have the right, at any time and from time to time, to withdraw Assets from the Trust Account, upon written notice to the Trustee (“Withdrawal Notice”). The Withdrawal Notice may designate a third party (the “Designee”) to whom Assets specified therein shall be delivered. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets.

(b)	Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer the Assets specified in such Withdrawal Notice, and shall deliver such Assets to or for the account of the Beneficiary, or such Designee as specified in such Withdrawal Notice.

(c)	The Grantor may seek approval from the Beneficiary to withdraw Assets from the Trust Account. Upon approval of the Beneficiary, whose approval shall not be unreasonably withheld, the Beneficiary shall instruct the Trustee to transfer such Assets to the Grantor. Subject to paragraph (a) of this Section 2 and to Section 3 of this Agreement, in the absence of a Withdrawal Notice the Trustee shall allow no withdrawal or substitution of any Asset from the Trust Account.

3. Redemption, Investment and Substitution of Assets.

(a)	The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

(b)	The Beneficiary authorizes the Trustee to invest in, and accept substitutions of, Assets within the Trust Account that may, from time to time, be requested by Grantor or its designated investment advisor, provided that such investments and substitutions fall within the specific categories of investments described in Exhibit B hereto. The Trustee shall determine that the requested investments and substitutions are at least equal in market value to the Assets withdrawn prior to executing any such request by the Grantor.

(c)	All investments and substitutions of securities referred to in Sections 3(b), above, shall be in compliance with the relevant provisions of the New York Insurance Law, as set forth in the definition of “Eligible Securities” in Section 11 of this Agreement. Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order.” The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker,

(d)	When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.

(e)	Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account.

4. The Income Account.

The interest and dividends generated by the Assets in the Trust Account shall be the property of the Grantor, and shall be promptly forwarded to the Grantor upon receipt by the Trustee, paid to the Grantor’s Income Account (as defined herein), or credited to another account of the Grantor in accordance with written instructions provided from time to time by the Grantor to the Trustee. All such payments shall be posted and credited by the Trustee, subject to deduction of the Trustee’s compensation and expenses as provided in Section 8 of this Agreement, if any, in a separate account established in the name of the Grantor (the “Income Account”). This Income Account shall be maintained for the Grantor’s sole benefit at an office of the Trustee in New York City. Any interest or dividend automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose.

5. Right to Vote Assets

The Trustee shall forward all annual stockholder reports and all proxies and proxy materials relating to all Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account. The Grantor agrees that it will warrant and defend the title of the Assets, and the interest of the Beneficiary and the Trustee herein against all claims of all persons.

6. Corporate Actions.

Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor’s ownership of Eligible Securities, the Grantor or its designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act. The Trustee shall notify the Grantor or its designee of rights or discretionary actions with respect to Eligible Securities as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc. Absent actual receipt of such notice, the Trustee shall have no liability for failing to so notify the Grantor or its designee. Absent the Trustee’s timely receipt of instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Securities.

7. Additional Rights and Duties of the Trustee.

(a)	The Trustee shall notify the Grantor and the Beneficiary in writing within ten days following each deposit to, or withdrawal from, the Trust Account.

(b)	Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the Grantor or any Person other than the Trustee in accordance with the terms of this Agreement.

(c)	The Trustee may deposit any Assets in the Trust Account in a book-entry account maintained at the Federal Reserve Bank of New York or in depositories such as the Depository Trust Company and the Participants Trust Company. The Trustee shall have no liability whatsoever for the action or inaction of any depositary or for any losses resulting from the maintenance of Eligible Securities with a depositary. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(d)	The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

(e)	The Trustee shall keep full and complete records of the administration of the Trust Account in accordance with all applicable law. The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account at the end of each calendar month, but in no event later than seven (7) business days after the month end, which shall include the market value of such Assets as of the end of the calendar month. The statement shall be provided in an electronic format reasonably accessible to the Company and the Grantor.

(f)	Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(g)	Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers of the Grantor or the Beneficiary and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. In the absence of negligence, the Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions from (i) any attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact, or (ii) any officer of the Grantor or Beneficiary.

(h)	The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith.

(i)	No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law.

(j)	Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee, be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee, has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(k)	The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(l)	The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Trustee, including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war or terrorism, accidents, labor disputes, loss or malfunction of utilities or computer software or hardware, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(m)	The Trustee shall notify the Grantor and Beneficiary in writing of any payment default occurring as to any Assets within three (3) business days after Trustee receives notice of such default. In the event of a delinquency of a timely payment in regard to any of the Assets, the Trustee shall inform the Grantor and the Beneficiary immediately upon Trustee’s receipt of notice of such delinquency.

8. The Trustee’s Compensation, Expenses, etc.

(a)	The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct, or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account and deposited into the Income Account as provided in Section 4 of this Agreement. The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any loss, liability, costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Grantor hereby acknowledges that the foregoing indemnities and Grantor payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

(b)	No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

9. Resignation or Removal of the Trustee.

(a)	The Trustee may resign at any time by giving not less than 90 days’ written notice thereof to the Beneficiary and to the Grantor. The Trustee may be removed by the delivery of not less than 90 days’ written notice of removal to the Trustee, executed by both the Grantor and the Beneficiary. Such resignation or removal shall become effective on the appointment of a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 9.

(b)	Upon receipt by the proper Parties of the Trustee’s notice of resignation or a notice of removal, the Grantor and the Beneficiary shall appoint a successor Trustee. Any successor Trustee shall be a bank that is a member of the Federal Reserve System and a Qualified United States Financial Institution as specified by the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization or regulatory agency having similar duties, or chartered in the State of New York, and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

10. Termination of the Trust Account.

(a)	The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the “Proposed Date”).

(b)	Within three days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary, the Grantor and the New York Insurance Department of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (b) 30 days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (c) 45 days subsequent to the date the Termination Notice is given, if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given.

(c)	On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

11. Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term “Affiliate” with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of 10% or more of the voting securities of a corporation.

The term “Eligible Securities” shall mean and include certificates of deposit issued by a United States bank and payable in United States legal tender, including those issued by the Trustee, and securities, including securities issued by the Trustee, representing investments of the types specified in subsections (1), (2), (3), (8) and (10) of Section 1404(a) of the New York Insurance Law; provided, however, that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary.

The term “Person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Parent” shall mean an institution that, directly or indirectly, controls another institution.

The term “Subsidiary” shall mean an institution controlled, directly or indirectly, by another institution.

12. Governing Law; Etc.

This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Each Party hereby waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement Each Party consents to the jurisdiction of any state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The establishment and maintenance of the Trust Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

Each of the Parties hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as the Trustee may select.

13. Successors and Assigns.

This Agreement shall extend to and shall be binding upon the Parties hereto and their respective successors and assignees; provided, that without the prior written consent of the other Parties hereto, no Party may assign this Agreement or any of its rights or obligations hereunder, whether by merger, consolidation, sale of all or substantially all of its assets, liquidation, dissolution or otherwise, except as relates to a successor Trustee, expressly permitted by Section 9 of this Agreement.

14. Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

15. Entire Agreement.

This Agreement constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

16. Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

17. Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by facsimile or other electronic media, or (iii) in the case of mail delivery, upon receipt by the addressee by use of a national overnight delivery service and (b) when addressed as follows:

If to the Grantor:

Union Fidelity Life Insurance Company 251 North Illinois Street, Suite 800 Indianapolis, Indiana 46204-1953 Attention: General Counsel Facsimile: (317) 536-3897

If to the Beneficiary:

Genworth Life Insurance Company of New York 6610 W. Broad Street Richmond, Virginia 23230 Attn: General Counsel Facsimile: (804) 281-6005

If to the Trustee:

Deutsche Bank Trust Company Americas 60 Wall Street 27th Floor, MS: NYC60-2710 New York, New York 10005 Attention: Jennifer Davis Facsimile: (732) 578-4593

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary’s approval of the Grantor’s authorization to substitute Assets and to the termination of the Trust Account shall be in writing and may be made or given by prepaid telex, telegraph, telecopier, facsimile or electronic media.

18. Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

19. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

20. USA PATRIOT Act.

The Grantor and Beneficiary hereby acknowledges that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor and Beneficiary. Accordingly, prior to opening the Trust Account hereunder, the Trustee will ask the Grantor and Beneficiary to provide certain information including, but not limited to, the Grantor’s and Beneficiary’s name, physical address, tax identification number and other information that will help the Trustee to identify and verify the Grantor’s and Beneficiary’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Each of the Grantor and Beneficiary agrees that the Trustee cannot open the Trust Account hereunder unless and until the Trustee verifies the Grantor’s and Beneficiary’s identity in accordance with the Trustee’s CIP.

21. Required Disclosure.

The Trustee is authorized to supply any information regarding the Trust Account and related Assets that is required by any law, regulation or rule now or hereafter in effect. Each of the Grantor and the Beneficiary agrees to supply the Trustee with any required information if it is not otherwise reasonably available to the Trustee.

22. Representations.

Each Party represents and warrants to the others that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on its behalf has the requisite authority to bind such Party to this Agreement, and that the Agreement constitutes a binding obligation of such Party enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

UNION FIDELITY LIFE INSURANCE COMPANY, as Grantor

By:	/s/ Irwin L. Don
Name:	Irwin L. Don
Title:	Vice President

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK, as Beneficiary

By:	/s/ Robert W. McNutt	/s/ Gary T. Prizzia
Name:	Robert W. McNutt	Gary T. Prizzia
Title:	Assistant Treasurer	Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Kisha A. Holder
Name:	Kisha A. Holder
Title:	Vice President

By:	/s/ Luigi Sacramone
Name:	Luigi Sacramone
Title:	Assistant Vice President

EXHIBIT A

List of Assets Deposited in the Trust Account

(Market Value as of December 31, 2009)

Fund	CUSIP	Security Name	Market Value
BGES	677071AB8	OHANA MILITARY COM LLC	1,300,455
BGES	368710AC3	GENENTECH INC	9,591,824
BGES	931142CB7	WAL MART STORES INC	3,873,346
BGES	149123BL4	CATERPILLAR INC	8,639,862
BGES	260003AF5	DOVER CORP	7,786,393
BGES	628312AA8	MUTUAL OMAHA INS CO	2,520,750
BGES	713440BB0	PEPSICO CAP RES INC	1,308,125
BGES	020002AJ0	ALLSTATE CORP	11,056,635
BGES	057224AK3	BAKER HUGHES INC	5,708,228
BGES	12614QAK1	CPC INTL INC MTN BE	15,891,200
BGES	191216AF7	COCA COLA CO	1,713,945
BGES	743315AJ2	PROGRESSIVE CORP OH	16,627,461
BGES	149123BK6	CATERPILLAR INC	2,336,973
BGES	92344GAS5	VERIZON GLOBAL FDG CORP	1,172,870
BGES	713440BA2	PEPSICO CAP RES INC	210,947
BGES	92344GAX4	VERIZON GLOBAL FDG CORP	2,425,227
BGES	341081EV5	FLORIDA PWR + LT CO	4,999,253
BGES	52108MDE0	LB UBS COML MTG TR	5,065,280
BGES	539830AR0	LOCKHEED MARTIN CORP	11,762,629
BGES	46629YAC3	J P MORGAN CHASE COML MTG SECS	8,641,403
BGES	29736RAC4	ESTEE LAUDER COS INC	3,385,366
BGES	059438AK7	BANC ONE CORP	2,383,441
BGES	293562AD6	ENRON OIL + GAS CO	7,378,910
BGES	755111AF8	RAYTHEON CO	27,804,352
BGES	828807AQ0	SIMON PPTY GROUP LP	1,070,350
BGES	373334FS5	GEORGIA PWR CO	1,051,300
BGES	64952GAE8	NEW YORK LIFE INS CO	10,589,545
BGES	771367BX6	ROCHESTER GAS + ELEC CORP	4,036,200
BGES	29736RAA8	ESTEE LAUDER COS INC	914,841
BGES	983024AG5	WYETH	5,519,706
BGES	78387GAQ6	SBC COMMUNICATIONS INC	4,936,492
BGES	079860AK8	BELLSOUTH CORP	4,904,230
BGES	438516AR7	HONEYWELL INTL INC	1,532,693
BGES	020002AT8	ALLSTATE CORP	8,051,480
BGES	05530AAA3	BB+T CAP TR II	4,700,000
BGES	141781AU8	CARGILL INC	13,401,990
BGES	26442CAE4	DUKE ENERGY CAROLINAS LLC	8,418,107
BGES	66586GCD7	NORTHERN TRUST CO BANK MTN	11,195,212

BGES	796253T93	SAN ANTONIO TEX ELEC + GAS	12,544,375
BGES	73358WAJ3	PORT AUTH N Y + N J	8,481,130
BGES	677050AF3	OGLETHORPE POWER CORP	6,998,717
BGES	61746WGD6	MORGAN STANLEY DEAN WITTER CAP	88,510
BGES	110122AC2	BRISTOL MYERS SQUIBB CO	11,143,060
BGES	126149AD5	CPC INTL INC	11,729,821
BGES	165087AL1	CHESAPEAKE + POTOMAC TEL CO VA	5,338,150
BGES	172967AQ4	CITIGROUP INC	5,149,705
BGES	451866SX6	ILLINOIS CENT RR CO	5,149,600
BGES	532457AP3	LILLY ELI + CO	3,454,712
BGES	694606AA2	PACIFIC MUTUAL	1,338,806
BGES	743917AH9	PRUDENTIAL INS CO AMER	846,648
BGES	913017AS8	UNITED TECHNOLOGIES CORP	2,633,505
BGES	25468PCA2	DISNEY WALT CO NEW MTN BOOK	4,503,388
BGES	665228BQ4	NORTHERN IL GAS CO	2,149,940
BGES	672319AZ3	OAKLAND CALIF PENSION OBLIG	1,726,697
BGES	742718CB3	PROCTER + GAMBLE CO	2,556,916
BGES	913017BK4	UNITED TECHNOLOGIES CORP	21,316,748
BGES	797440BH6	SAN DIEGO GAS + ELEC CO	2,193,145
BGES	532457BA5	LILLY ELI + CO	1,985,744
BGES	46631BAB1	J P MORGAN CHASE COML MTG SECS	13,276,214
BGES	494368BC6	KIMBERLY CLARK CORP	86,305,636
BGES	882721S61	TEXAS ST	10,006,200
BGES	585055AN6	MEDTRONIC INC	27,129,355
BGES	646139W35	NEW JERSEY ST TPK AUTH TPK REV	40,544,922
BGES	713440AZ8	PEPSICO CAP RES INC	2,005,153
BGES	037411AJ4	APACHE CORP	6,071,750
BGES	149123BJ9	CATERPILLAR INC	20,329,913
BGES	278058AM4	EATON CORP	898,253
BGES	812293AB4	SEARIVER MARITIME FINL HLDGS	29,116,693
BGES	45138LAN3	IDAHO PWR CO SECD MTN BOOK	472,105
BGES	929766GS6	WACHOVIA BK COML MTG TR	3,488,829
BGES	030955AN8	AMERITECH CAP FDG CORP	1,926,173
BGES	046003JU4	ASSOCIATES CORP NORTH AMER	5,165,478
BGES	172967AR2	CITIGROUP INC	937,536
BGES	200339AJ8	COMERICA BK DETROIT	4,396,450
BGES	386088AH1	DIAGEO INVESTMENT CORP	12,218,530
BGES	755111AU5	RAYTHEON CO	2,266,394
BGES	172967BU4	CITIGROUP INC	4,179,667
BGES	52108HTA2	LB UBS COML MTG TR	7,057,319
BGES	66765RBJ4	NORTHWEST NAT GAS CO SECD	23,453,400
BGES	05529MAA0	BB+T CAP TR I	823,876
BGES	548661CJ4	LOWES COMPANIES INC	2,958,771
BGES	983024AL4	WYETH	10,334,180
BGES	842400FF5	SOUTHERN CA EDISON CO	8,678,420
BGES	031162AW0	AMGEN INC	10,783,064
BGES	20825CAQ7	CONOCOPHILLIPS	7,419,122

BGES	167560PL9	CHICAGO ILL MET WTR RECLAMATIO	22,412,925
BGES	037411AK1	APACHE CORP	8,689,660
BGES	037411AM7	APACHE CORP	5,300,473
BGES	075887AQ2	BECTON DICKINSON + CO	2,198,658
BGES	592173AE8	METROPOLITAN LIFE INS CO	3,799,473
BGES	635405AM5	NATIONAL CITY CORP	20,759,796
BGES	8447HBAA0	SOUTHTRUST BK BIRMINGHAM AL	1,073,890
BGES	911596AL8	U S BANCORP ORE	3,251,790
BGES	913017BJ7	UNITED TECHNOLOGIES CORP	1,465,343
BGES	74456QAP1	PUBLIC SVC ELEC GAS CO	2,838,633
BGES	039483AU6	ARCHER DANIELS MIDLAND CO	3,840,606
BGES	209111EL3	CONSOLIDATED EDISON CO NY INC	2,026,525
BGES	373334GC9	GEORGIA PWR CO	2,516,889
BGES	26442CAA2	DUKE ENERGY CAROLINAS LLC	3,143,557
BGES	68389XAE5	ORACLE CORP	10,906,262
BGES	694308GN1	PACIFIC GAS + ELEC CO	12,199,582
BGES	914713C83	UNIVERSITY N C UNIV REVS	4,727,350
BGES	055960AA6	BNP PARIBAS CAP TR	2,940,000
BGES	072732AC4	BAYER CORP	4,786,850
BGES	207597CZ6	CONNECTICUT LT + PWR CO	3,171,223
BGES	260003AC2	DOVER CORP	2,244,120
BGES	362320BA0	GTE CORP	5,124,399
BGES	592173AC2	METROPOLITAN LIFE INS CO	1,097,370
BGES	828783AT7	SIMON DEBARTOLO GROUP L P	2,124,280
BGES	842400EB5	SOUTHERN CA EDISON CO	5,481,889
BGES	93884PDH0	WASHINGTON GAS LT CO MTN	2,095,400
BGES	677071AD4	OHANA MILITARY CMNTYS LLC	4,939,452
BGES	4042Q1AA5	HSBC BK USA	4,825,185
BGES	172967CT6	CITIGROUP INC	1,740,791
BGES	020002AS0	ALLSTATE CORP	4,181,372
BGES	871829AJ6	SYSCO CORP 4 2	4,927,133
BGES	4042Q1AB3	HSBC BK USA NA GLOBAL MTN	8,392,958
BGES	589331AM9	MERCK + CO INC	10,419,002
BGES	207597EE1	CONNECTICUT LT + PWR CO	1,844,881
BGES	071813AM1	BAXTER INTL INC	1,109,590
BGES	239753DJ2	DAYTON HUDSON CORP	1,032,720
BGES	31771EAR2	FINANCING CORP PRINC FICO STRP	7,717,388
BGES	33738MAB7	FIRST UN NATL BK NC CHARLOTTE	2,064,200
BGES	589331AD9	MERCK + CO INC	556,719
BGES	744516AB1	PUBLIC SVC CO N C INC	28,104,250
BGES	649081AA4	NEW VY GENERATION IV	1,772,826
BGES	505588BA0	LACLEDE GAS CO	11,428,975
BGES	737679CZ1	POTOMAC ELEC PWR CO	467,205
BGES	665772CA5	NORTHERN STS PWR CO MN	2,857,898
BGES	797440BK9	SAN DIEGO G + E	10,572,044
BGES	86357VAF6	SETS TRUST NO 1999 5	13,186,916
BGES	31359M6M0	FANNIE MAE	25,837,500

BGES	312916AL3	FEDERAL HOME LN MTG PC GTD	1,009,881
BGES	31359FWJ3	FEDERAL NATL MTG ASSN GTD	321,044
BGES	312905TW2	FEDERAL HOME LN MTG PC GTD	70,321
BGEU	22540AJ74	CREDIT SUISSE FIRST BOSTON MTG	2,498,090
BGEU	337357AA5	FIRST UNION CAPITAL I	9,900,000
BGEU	61746WYZ7	MORGAN STANLEY DEAN WITTER	458,918
BGEU	12513YAC4	CITIGROUP	2,230,370
BGEU	69351UAL7	PPL ELEC UTILS CORP	17,109,913
BGEU	22540A3F3	CREDIT SUISSE FIRST BOSTON MTG	19,703,683
BGEU	359262AT9	FROST NATL BK SAN ANTONIO TX	1,975,380
BGEU	46625MLR8	J P MORGAN CHASE COML MTG SECS	216,051
BGEU	36242DSQ7	GS MTG SECS CORP	4,368,355
BGEU	466247RS4	JPMMT 2005 A4 3A3	11,385,694
BGEU	337368AB0	FIRST UN NATL BK BK OF AMER NA	18,743,707
BGEU	49337EAA8	KEYSPAN GAS EAST CORP MTN	1,005,210
BGEU	929766CR2	WACHOVIA BK COML MTG TR	307,695
BGEU	31393BU52	FEDERAL NATL MTG ASSN REMIC	2,842,285
BGEU	86359B2B6	STRUCTURED ASSET SECS CORP	359,015
BGEU	20173VAB6	COMMERCIAL MTG TR	3,909,594
BGEU	74005PAQ7	PRAXAIR INC	6,023,175
BGEU	247109BQ3	DELMARVA PWR + LT CO	11,069,179
BGEU	742718DL0	PROCTER + GAMBLE CO	5,355,432
BGEU	46625MKK4	JP MORGAN CHASE COML MTG SECS	7,758,068
BGEU	557497AL8	MADISON GAS + ELEC CO	74,115
BGEU	589331AK3	MERCK + CO INC	3,053,028
BGEU	949761AJ9	WELLS FARGO MTG BACKED SECS	608,984
BGEU	46631BAB1	J P MORGAN CHASE COML MTG SECS	1,000,822
BGEU	693304AM9	PECO ENERGY CO	21,686,270
BGEU	06052GAD0	BAAT 2009 3A A4	4,967,563
BGEU	05946XLW1	BAFC 2004 C 2A1	18,999,025
BGEU	90333WAA6	U S BK NATL ASSN MINNEAPOLIS	5,353,321
BGEU	210523AD8	CONSUMERS FDG LLC	1,736,051
BGEU	59022HAC6	MERRILL LYNCH MORTGAGE TRUST	1,593,896
BGEU	976843BG6	WISCONSIN PUB SVC CORP	11,000,300
BGEU	61746WGE4	MSDWC 2001 DFMA B	3,361,390
BGEU	913017BC2	UNITED TECHNOLOGIES CORP	2,110,920
BGEU	74432GAA5	PRUDENTIAL COML MTG TR	173,639
BGEU	396789EQ8	GREENWICH CAP COML FDG CORP	2,106,431
BGEU	31393XFT9	FNMA GRANTOR TRUST	4,378,166
BGEU	842400EY5	SOUTHERN CA EDISON CO	11,373,811
BGEU	72018QAJ0	PIEDMONT NATL GAS INC	4,223,520
BGEU	694308GP6	PACIFIC GAS + ELEC CO	11,092,037
BGEU	66989HAA6	NOVARTIS CAP CORP	31,234,488
BGEU	3038204B7	FAIRFAX CNTY VA	13,068,603
BGEU	43812WAD9	HAROT 2009 3 A4	7,012,711
BGEU	904764AG2	UNILEVER CAPITAL	12,513,600

BGEU	913017BD0	UNITED TECHNOLOGIES CORP	2,116,725
BGEU	842434CA8	SOUTHERN CA GAS CO	5,361,300
BGEU	929766LW1	WACHOVIA BK COML MTG TR	2,892,073
BGEU	61745MUZ4	MORGAN STANLEY CAP I INC	1,823,513
BGEU	46625YJF1	J P MORGAN CHASE COML MTG SECS	7,381,297
BGEU	64953BAP3	NEW YORK LIFE GLOBAL FDG	26,312,750
BGEU	87244EAG7	TIAA GLOBAL MKTS INC MTN	10,717,800
BGEU	709223VZ1	PENNSYLVANIA ST TPK COMMN TPK	17,243,950
BGEU	929227D45	WANU 2002 S8 2B2	1,326,912
BGEU	38374G5G3	GOVERNMENT NATL MTG ASSN	10,492,417
BGEU	38373YNN0	GOVERNMENT NATL MTG ASSN GTD	10,183,484
BGEU	3133T0J70	FEDERAL HOME LN MTG PC GTD	732,340
BGEU	38373QKG5	GOVERNMENT NATL MTG ASSN	443,222
BGEV	05566GAA7	BNP PARIBAS US MTN	7,975,575
BGEV	742718CB3	PROCTER + GAMBLE CO	255,692
BGEV	949746JM4	WELLS FARGO + CO NEW	3,706,473
BGEV	039483AU6	ARCHER DANIELS MIDLAND CO	4,800,757
BGEV	595620AE5	MIDAMERICAN ENERGY CO	9,865,798
BGEV	438516AR7	HONEYWELL INTL INC	4,393,721
BGEV	532457BA5	LILLY ELI + CO	3,723,269
BGEV	92978QAC1	WACHOVIA BK COML MTG TR	14,729,599
BGEV	67021CAE7	NSTAR ELEC CO	4,238,000
BGEV	26442CAG9	DUKE ENERGY CAROLINAS LLC	8,150,817
BGEV	742718DN6	PROCTER + GAMBLE CO	15,412,929
BGEV	709223VZ1	PENNSYLVANIA ST TPK COMMN TPK	8,114,800
BGEV	166751AJ6	CHEVRON CORP	18,210,950
BGEV	29157TAA4	EMORY UNIVERSITY	10,742,867
BGEV	59259NZH9	METROPOLITAN TRANSN AUTH N Y D	5,857,236
BGEV	072732AC4	BAYER CORP	957,370
BGEV	149123BF7	CATERPILLAR INC	15,975,717
BGEV	191216AF7	COCA COLA CO	3,999,205
BGEV	386088AH1	DIAGEO INVESTMENT CORP	7,862,624
BGEV	589331AE7	MERCK + CO INC	8,859,495
BGEV	594185AQ3	MICHIGAN BELL TEL CO	6,219,640
BGEV	665772BN8	NORTHERN STS PWR CO MN	4,718,362
BGEV	871829AD9	SYSCO CORP	623,966
BGEV	010392EE4	ALABAMA PWR CO	1,948,900
BGEV	64952GAE8	NEW YORK LIFE INS CO	6,906,225
BGEV	548661CJ4	LOWES COMPANIES INC	7,396,927
BGEV	07388QAE9	BEAR STEARNS COML MTG SECS TR	8,491,190
BGEV	20772GF45	CONNECTICUT ST	7,756,441
BGEV	250847ED8	DETROIT EDISON CO	5,253,663
BGEV	678858BJ9	OKLAHOMA GAS + ELEC CO	12,942,684
BGEV	737679DC1	POTOMAC ELEC PWR CO	14,167,675
BGEV	878091BC0	TEACHERS INSUR + ANNUITY	15,486,150
BGEV	097023AK1	BOEING CO	1,254,860

BGEV	478160AF1	JOHNSON + JOHNSON	1,152,975
BGEV	589331AD9	MERCK + CO INC	1,113,439
BGEV	976656BP2	WISCONSIN ELEC PWR CO	3,199,920
BGEV	695114BT4	PACIFICORP	4,963,194
BGEV	172967BL4	CITIGROUP INC	5,001,595
BGEV	743315AL7	PROGRESSIVE CORP OH	5,023,544
BGEV	906548BY7	UNION ELEC CO	2,182,950
BGEV	020002AS0	ALLSTATE CORP	6,105,753
BGEV	871829AJ6	SYSCO CORP 4 2	1,478,140
BGEV	250847DZ0	DETROIT EDISON CO	2,368,750
BGEV	478160AN4	JOHNSON + JOHNSON	21,492,512
BGEV	773903AE9	ROCKWELL AUTOMATION INC	6,209,375
BGEV	744448CA7	PUBLIC SVC CO COLO	1,119,678
BGEV	26442TAB3	DUKE UNIV	23,703,135
BGEV	406216AX9	HALLIBURTON CO	9,513,880
BGEV	589331AQ0	MERCK AND CO INC	7,407,876
BGEV	755111AU5	RAYTHEON CO	2,266,394
BGEV	8447HBAA0	SOUTHTRUST BK BIRMINGHAM AL	1,073,890
BGEV	20825CAF1	CONOCOPHILLIPS	2,562,884
BGEV	6503668C4	NEWARK N J	359,391
BGEV	771367BX6	ROCHESTER GAS + ELEC CORP	4,036,200
BGEV	209111EF6	CONSOLIDATED EDISON CO NY INC	4,966,750
BGEV	59156RAJ7	METLIFE INC	4,243,858
BGEV	250847EA4	DETROIT EDISON CO	3,993,674
BGEV	927804FA7	VIRGINIA ELEC + PWR CO	12,917,731
BGEV	250847EB2	DETROIT EDISON CO	2,192,553
BGEV	059512AE3	BANC AMER COML MTG TR 2007 3	8,221,772
BGEV	52109PAG0	LB UBS MTG TR	2,417,568
BGEV	00440EAK3	ACE INA HLDG INC	6,908,558
BGEV	61166WAG6	MONSANTO CO NEW	10,473,871
BGEV	70109HAH8	PARKER HANNIFIN CORP MEDIUM	5,277,219
BGEV	26875PAC5	EOG RES INC	3,681,806
BGEV	89837LAA3	TRUSTEES OF PRINCETON UNIV	7,044,381
BGEV	882722KF7	TEXAS ST	59,775,970
BGEV	914713C83	UNIVERSITY N C UNIV REVS	7,091,025
BGEV	347314BF2	FORT EUSTIS/STORY HOUSE	5,951,400
BGEV	00077TAA2	ABN AMRO BANK	1,917,901
BGEV	008117AH6	AETNA INC	1,936,760
BGEV	057224AK3	BAKER HUGHES INC	3,310,772
BGEV	149123BJ9	CATERPILLAR INC.	8,371,141
BGEV	742741AA9	PROCTER + GAMBLE PROFIT	2,502,448
BGEV	87612EAK2	TARGET CORP	5,338,114
BGEV	079867AM9	BELLSOUTH TELECOMMUNICATIONS	2,107,390
BGEV	110122AC2	BRISTOL MYERS SQUIBB CO	5,970,466
BGEV	141781AF1	CARGILL INC	2,278,360
BGEV	638671AC1	NATIONWIDE MUT INS CO	2,882,580
BGEV	842434CD2	SOUTHERN CA GAS CO	3,721,349

BGEV	4042Q1AA5	HSBC BK USA	7,237,777
BGEV	438516AT3	HONEYWELL INTL INC	2,299,861
BGEV	927804FB5	VIRGINIA ELEC + PWR CO	10,340,926
BGEV	059511AB1	BANC AMER COML MTG TR 2007 2	16,017,596
BGEV	26442CAA2	DUKE ENERGY CAROLINAS LLC	5,239,261
BGEV	842400FJ7 .	SOUTHERN CA EDISON CO	4,531,725
BGEV	263901AA8	DUKE ENERGY IND !NC	5,492,832
BGEV	58013MEG5	MCDONALDS CORP MEDIUM TERM NTS	20,949,648
BGEV	89837LAB1	TRUSTEES OF PRINCETON UNIV	4,289,741
BGEV	002824AV2	ABBOTT LABS	2,105,127
BGEV	842400FL2	SOUTHERN CA EDISON CO	27,667,716
BGEV	52555LAA1	LELAND STANFORD JR UNIV CA MTN	5,388,530
BGEV	532457AP3	LILLY ELI + CO	4,606,282
BGEV	604074AA2	MINNESOTA MUTUAL LIFE INS CO	3,201,924
BGEV	665228BQ4	NORTHERN IL GAS CO	2,149,940
BGEV	31771C2B0	FINANCING CORP CPN FICO STRIPS	17,596,380
BGEV	38141GEA8	GOLDMAN SACHS GROUP INC	4,680,588
BGEV	737679CZ1	POTOMAC ELEC PWR CO	2,195,864
BGEV	67021CAC1	NSTAR ELEC CO	10,352,859
BGEV	45138LAT0	IDAHO PWR CO SECD MEDIUM TERM	2,601,050
BGEV	26442CAB0	DUKE ENERGY CAROLINAS LLC	6,555,192
BGEV	031162AW0	AMGEN INC	10,783,064
BGEV	341099CL1	FLORIDA PWR CORP	5,451,931
BGEV	740816AE3	PRESIDENT FELLOWS HARVARD COLL	16,525,650
BGEV	134429AT6	CAMPBELL SOUP CO	9,814,202
BGEV	677050AF3	OGLETHORPE POWER CORP	7,998,533
BGEV	134429AG4	CAMPBELL SOUP CO	13,967,780
BGEV	278058AM4	EATON CORP	1,616,855
BGEV	33735YAA6	FIRST UNION CAPITAL II	490,000
BGEV	172967BU4	CITIGROUP INC	8,359,335
BGEV	798703AY0	SAN LUIS OBISPO CNTY CALIF	3,973,858
BGEV	001822AA3	ANZ CAP TR I	3,000,120
BGEV	742718DB2	PROCTER + GAMBLE CO	797,901
BGEV	913017BJ7	UNITED TECHNOLOGIES CORP	244,224
BGEV	341081EV5	FLORIDA PWR + LT CO	3,124,533
BGEV	209111EM1	CONSOLIDATED EDISON CO NY INC	15,910,016
BGEV	693304AH0	PECO ENERGY CO REO AS EXELON	5,204,692
BGEV	29736RAC4	ESTEE LAUDER COS INC	2,539,025
BGEV	36962G4B7	GENERAL ELEC CAP CORP	39,188,297
BGEV	031162AZ3	AMGEN INC	8,054,314
BGEV	898361AA8	TRUSTEES AMHERST COLLEGE	15,708,150
BGEV	219207AB3	CORNELL UNIVERSITY	15,925,012
BGEV	645913AS3	NEW JERSEY ECONOMIC DEV AUTH S	35,967,150
BGEV	195869AJ1	COLONIAL PIPELINE CO	1,577,940
BGEV	575767AE8	MASSACHUSETSS MUT LIFE INS CO	5,087,400
BGEV	983024AG5	WYETH	11,922,564
BGEV	144141CV8	CAROLINA PWR + LT CO	6,207,188

BGEV	12479MAB4	CBC INS REV SECURITIZATION LLC	2,972,425
BGEV	59156RAM0	METLIFE INC	6,125,924
BGEV	368710AC3	GENENTECH INC	2,877,547
BGEV	4042Q1AB3	HSBC BK USA NA GLOBAL MTN	2,797,653
BGEV	026874AZ0	AMERICAN INTL GROUP INC	8,268,750
BGEV	110122AP3	BRISTOL MYERS SQUIBB CO	5,239,065
BGEV	207597DX0	CONNECTICUT LT + PWR CO	6,291,500
BGEV	38373MEQ9	GOVERNMENT NATL MTG ASSN GTD	11,647,521
BGEV	38373Y6Z2	GOVERNMENT NATL MTG ASSN	3,996,027
BGEV	38374B6R9	GNR 2003 73 Z	2,871,852
BGEV	31394LJD5	FEDERAL HOME LN MTG CORP	4,632,217
BGEV	38373MJR2	GNR 2003 96 Z	1,993,564
BGEV	76116FAE7	RESOLUTION FDG CORP PRINC STRP	60,262,000
BGEV	31394FTA3	FNR 2005 83 AZ	14,305,759

		Total:	$2,482,100,042

EXHIBIT B

Specific Categories of Assets for Investments and Substitutions - Trust Account

The following specific categories of investments, as provided and defined in NY CLS Ins § 1404, shall be used for investments and/or substitutions of Assets with the Trust Account, pursuant to Section 3(b) of the Trust Agreement:

1. Government Obligations, as are more specifically described in NY CLS Ins § 1404(a)(1);

2. Obligations of American Institutions, as are more specifically described in NY CLS Ins § 1404(a)(2);

3. Preferred or Guaranteed Shares of American Institutions, as are more specifically described in NY CLS Ins § 1404(a)(3);

4. Equity Interests, as are more specifically described in NY CLS Ins § 1404(a)(8);

5. Investment Companies, as are more specifically described in NY CLS Ins § 1404(a)(10) provided that, any money market funds used for investments of cash/assets must be NAIC approved and rated AAAm by Standard & Poor’s and Aaa by Moody’s ; and

6. Any other specific categories of investments that may, at some time in the future, be authorized pursuant to NY CLS Ins

§ 1404, or any other relevant regulation or statute.

Any amendments to NY CLS Ins § 1404, or any other relevant regulation or statute, which reduces or eliminates any specific categories of Assets available for investment and/or substitution within the Trust Account shall automatically be incorporated into this Exhibit B.